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                                           Rule 14a-6(e)(2))
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     [ ] Definitive Additional Materials

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                          VERMILION BANCORP, INC.
----------------------------------------------------------------------------
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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
















                                           March 30, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Vermilion Bancorp, Inc. The meeting will be held at the offices of American Savings Bank, located at 714 North Vermilion Street, Danville, Illinois, on Wednesday, April 22, 1998 at 5:30 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Vermilion Bancorp, Inc.
are sincerely appreciated.


                            Sincerely,


                            /s/Merrill G. Norton

                            Merrill G. Norton
                            President and Chief Executive Officer

                        VERMILION BANCORP, INC.
                       714 North Vermilion Street
                        Danville, Illinois 61832
                             (217) 442-0270

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON APRIL 22, 1998

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Vermilion Bancorp, Inc., ("Company") will be held at the office of American Savings Bank, located at 714 North Vermilion Street, Danville, Illinois on Wednesday, April 22, 1998, at 5:30 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

     1. To elect two directors of the Company for a three-year term and until their successors are elected and qualified;

     2.     To consider and approve the adoption of the Company's
1998 Stock Option Plan;

     3.     To consider and approve the adoption of the Company's
1998 Recognition and Retention Plan and Trust;

     4. If necessary, to adjourn the Annual Meeting to solicit additional proxies;

     5. To ratify the appointment of Geo. S. Olive & Co. LLC, as the Company's independent auditors for the fiscal year ending
September 30, 1998; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed March 27, 1998, as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              William T. Ingram, Secretary
March 30, 1998
Danville, Illinois

                      VERMILION BANCORP, INC.
                   ____________________________

                          PROXY STATEMENT
                   ____________________________


                  ANNUAL MEETING OF STOCKHOLDERS

                          April 22, 1998


General

     This Proxy Statement is being furnished to the stockholders of the Vermilion Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the office of American Savings Bank (the "Bank"), located at 714 North Vermilion Street, Danville, Illinois, on Wednesday, April 22, 1998, at 5:30 p.m., Central Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 30, 1998.

Voting Rights

     Only the holders of record of the outstanding shares of the common stock, $0.01 par value per share, of the Company ("Common Stock") at the close of business on March 27,1998 (the "Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 396,750 shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the Annual Meeting is required for approval of the proposals to approve the Company's 1998 Stock Option Plan ("Stock Option Plan") and the Company's 1998 Recognition and Retention Plan and Trust ("Recognition Plan"). A majority of the total votes present in person and by proxy will be required to adjourn the Annual Meeting, if such action is required to be voted on. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for approval of the proposal to ratify the independent auditors. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Voting Record Date is necessary to constitute a quorum at the Annual Meeting. Because of the required votes, abstentions will have the same effect as a vote against the proposals. Under rules applicable to broker-dealers, the proposal for adjournment, if necessary, is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes." The proposals to approve the Stock Option Plan and the Recognition Plan, however, are considered "non-discretionary" and for which there may be broker non-votes. A broker non-vote will have the same effect as a vote against the proposals to approve the Stock Option Plan and the Recognition Plan.

Proxies

     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR DESCRIBED HEREIN,
FOR APPROVAL OF THE 1998 STOCK OPTION PLAN, FOR THE APPROVAL OF THE 1998 RECOGNITION AND RETENTION PLAN AND TRUST, FOR
ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS, AND, IN THE DISCRETION OF THE PROXY HOLDER, AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE
ANNUAL MEETING.  ANY HOLDER OF COMMON STOCK WHO RETURNS A
SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER
IN WHICH SUCH SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE
VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE PRECEDING SENTENCE.

     A Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Vermilion Bancorp, Inc., 714 North Vermilion Street, Danville, Illinois 61832, Attention: Secretary.

Beneficial Ownership

     The following table sets forth information as to the Common Stock beneficially owned, as of March 27, 1998, by the only persons or entities known to the Company to be the beneficial owners of more than 5% of the Common Stock and by all directors and officers of the Company as a group.



Name and Address of     Amount and Nature of       Percent of
Beneficial Owner        Beneficial Ownership (1)

Vermilion Bancorp,
Inc. Employee
Stock Ownership
Plan                         31,740(2)                 8.0%

Tonetine Financial
Partners, L.P. (3)           39,600                    9.9%

Directors:
Merrill G. Norton            15,250                    3.8%
Carl Busby                   15,400                    3.9%
Thomas B. Meyer               7,700                    1.9%
Dr. Robert Ewbank            15,000                    3.8%
William T. Ingram            15,000                    3.8%

All directors and
Officers of the
Company as a Group
(6 persons)                  72,600                   18.3%

____________________________


     (1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

     (2) The Vermilion Bancorp, Inc., Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Vermilion Bancorp, Inc., Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Thomas B. Meyer, William T. Ingram, and Merrill G. Norton, who act as trustees of the plan ("Trustees"). As of March 27, 1998, 31,740 shares held in the Trust had been designated for allocation to participating employees. Specific allocated shares for each participating employee have not been computed at this time by the ESOP administrators. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP Trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

     (3)  Based upon a Schedule 13D filed by Tontine Financial
Partners, L.P., on April 4, 1997, Tontine Financial Partners,
L.P., is a private investment limited partnership investing in financial institutions.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during the fiscal year ended September 30, 1997, the Company's officers and directors complied in all respects with the reporting requirements promulgated under
Section 16(a) of the 1934 Act.

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                 AND DIRECTORS WHOSE TERMS CONTINUE

Election of Directors

     The Bylaws of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible, and that the members of each class of directors are to be elected for a term of three years and until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect two directors of the Company for a three-year term and until their successors are elected and qualified. The nominees for election as directors were selected by the Nominating Committee of the Board of Directors and, each nominee currently serves as a director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company.
At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

     The following tables present information concerning each nominee for director and each director whose term continues and reflects his tenure as a director of the Company (including service as a director of the Bank), his principal occupation during the past five years as well as the number of shares of Common Stock beneficially owned by each such person as of the Voting Record Date. Each nominee and each director has been a director of the Company since its formation in 1997.



           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM


                                Position with                 Common Stock
                          the Company and Bank and           Beneficially
                            Principal Occupation               Owned as of
                                 During the        Director  March27,1998(1)
Name                  Age      Past Five Years       Since    No.        %

William T. Ingram      56   Director. Mr. Ingram      1990  15,000(2)   3.8%
                          operates a number of
                          businesses in the Danville,
                          Illinois area, including
                          Automobile Diagnostics,
                          Quick Air Freight, Ingram's
                          Quicklube and Ingram's
                          Apartments.

Dr. Robert Ewbank      65   Director. Dr. Ewbank has  1983  15,000(3)   3.8%
                          been a medical consultant
                          since 1995 when he retired
                          from his oral and
                          maxillofacial surgery
                          practice in Danville, Illinois.


              THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                    NOMINEES BE ELECTED AS DIRECTORS








                 DIRECTORS WITH TERMS EXPIRING IN 1999



                              Position with                   Common Stock
                         the Company and Bank and             Beneficially
                           Principal Occupation                Owned as of
                               During the         Director    March 27,1998(1)
Name                 Age     Past Five Years       Since       No.        %

Merrill G. Norton    52   Director, President and    1996     15,250(4)  3.8%
                          Chief Executive Officer.
                          Mr. Norton has served as
                          the Bank's president and
                          chief executive officer
                          since 1992, and the
                          Company's President and
                          Chief Executive Officer
                          since 1997. He was the
                          sole proprietor of
                          Merrill G. Norton,
                          CPA from 1973 to 1992.


Carl W. Busby        68   Director, Mr. Busby is     1993     15,400(5)  3.9%
                        an auctioneer, farm and real
                        estate appraiser and
                        agriculture real estate
                        salesman.  He is the president
                        and owner with his wife of
                        Busby Farms, Inc. and Busby
                        Land and Auction Co., Inc.

                DIRECTOR WITH TERM EXPIRING IN 2000


                             Position with                    Common Stock
                        the Company and Bank and              Beneficially
                          Principal Occupation                Owned as of
                               During the        Director     March 27,1998(1)
Name               Age       Past Five Years      Since       No.        %

Thomas B. Meyer     53  Chairman of the            1972      7,700(6)   1.9%
                        Board; Mr. Meyer
                        is an attorney in private
                        practice in Danville, Illinois.
                        He has served as Chairman of the
                        Board of the Bank since 1992
                        and of the Company since 1997.


____________________________


     (1) Based on information furnished by the respective individuals. Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or
(ii)investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

     (2) Includes 5,000 shares held by Mr. Ingram and his wife, 3,400 shares held by his wife, 1,600 shares held by Mr. Ingram's individual retirement account, and 1,600 shares held by the individual retirement account of his wife.

     (3) Includes 5,000 shares held by Dr. Ewbank and his wife and 5,000 shares held by his wife.

     (4) Includes 7,700 shares held by the Mr. Norton's individual retirement account and that of his spouse, 3,300 shares owned jointly with his spouse, and 4,250 in Mr. Norton's
401K with the Company.

     (5) Includes 5,000 shares held jointly by Mr. Busby and his wife, 5,000 shares held by Busby Farms, Inc., owned jointly with his wife, and 5,400 shares held by Mr. Busby's individual retirement account.

     (6) Includes 5,000 shares held jointly by Mr. Meyer and his wife and 2,700 shares held by Mr. Meyer's individual retirement account.

The Board of Directors and Its Committees

     Regular meetings of the Board of Directors of the Company are held once a month and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were 4 meetings of the Board of Directors of the Company and 17meetings of the Board of Directors of the Bank held during fiscal 1997. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company or of the Board of Directors of the Bank held during fiscal 1997 and the total number of meetings held by all committees of the Board on which the director served during such year.

The Company's business is primarily conducted through the Bank, an Illinois-chartered savings bank and a wholly owned subsidiary of the Company. The Board has established various committees to which it has delegated certain responsibilities, including a Nominating Committee, Investment Committee, Audit Committee, Promotion and Advertising Committee and Interest Rate Risk/Asset Liability Committee. No director attended fewer than 75% of the total number of Board meetings and meetings of Board committees on which he served during the fiscal year ended September 30, 1997.

     All of the Board members serve on the Investment Committee and the Interest Rate Risk/Asset Liability Committee and all of the Board members except for Mr. Norton serve on the Nominating Committee. The Audit Committee's current members are Messrs. Meyer, Ewbank and Busby and the members of the Promotion and Advertising Committee are Messrs. Norton and Ingram. During fiscal 1997, the Investment Committee met 12 times, the Interest Rate Risk/Asset Liability Committee met quarterly, the Promotion and Advertising Committee met 3 times, the Audit Committee met 2 times and the Nominating Committee met once.

     The Nominating Committee will consider nominations made by shareholders in conformance with the Company's Articles of Incorporation.

Directors' Compensation

     Members of the Bank's Board of Directors receive $500 per month plus $400 per special meeting attended. Board fees are subject to adjustment by the Board of Directors annually. Board members receive no additional fees for service on board committees. Each of the Bank's directors also serves on the G.B.W. Service Corporation's board of directors without compensation.

Executive Officers Who Are Not Directors

     The following table sets forth certain information with respect to the one executive officer of the Company who is not a director. There are no arrangements or understandings between the Company and such person pursuant to which such person was elected an executive officer of the Company, and such officer is not related to any director or officer of the Company by blood, marriage or adoption.

Name                      Age                        Position

Terry L Stal              46                         Treasurer

____________________

     Set forth below is information with respect to the principal occupations of the above executive officer during the last five years.

     Terry L. Stal. Mr. Stal has been Treasurer of the Company since its formation in January of 1997. He has also served as Vice President and Controller of the Bank since 1996. He was previously Director, Secretary and Treasurer of First Prairie Bankshares, Inc., Georgetown, Illinois and Director and Cashier of the First National Bank, Georgetown, Illinois until 1995. In 1996 he served in various capacities as an employee of Eliot Construction Company, Georgetown, Illinois.

                        EXECUTIVE COMPENSATION

Summary

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company, for services rendered in all capacities during the last fiscal year to the Chief Executive Officer of the Company and, for the fiscal years ended September 30, 1996 and September 30, 1995, concerning compensation awarded to or paid by the Bank, for services rendered in all capacities during the last two fiscal years to the Chief Executive Officer of the Bank. No other executive officer received salary and bonuses aggregating more than $100,000 during any of the last three fiscal years.

                    Summary Compensation Table


                    Annual Compensation           Long Term Compensation

                                        Other          Awards         Payouts
Name and   Fiscal                      Annual                                 All Other
Principal  Year   Salary(1) Bonus Compensation(2)                            Compensation

                                                           Restricted   LTIP
                                                  Options     Stock   Payouts
                                                             Awards
Merrill G. 1997   $83,900   $280       --           --         $--      $--        $--
Norton     1996    83,200    250       --           --          --       --         --
           1995    81,300    200       --           --          --       --         --

____________________________

     (1) Includes directors fees and fees for services as an officer and director of G.B.W. Service Corporation, a subsidiary of the Bank.

     (2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues. The costs to the Company of providing such benefits to the named executive officer during the year ended September 30, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

Employment Agreement

     On January 15, 1997, the Bank has entered into an employment agreement with Mr. Norton under which the Bank agreed to employ Mr. Norton for a term of three years in his current position at an initial base salary of $76,000. The agreement is terminable with or without cause by the Bank. Under the agreement, Mr. Norton has no right to compensation or other benefits for any period after voluntary termination or termination by the Bank for cause, provided, however, that (i) in the event that the Bank fails to comply with any material provision of the employment agreement he shall be entitled to severance payments equal to his annual salary multiplied by three or (ii) if certain adverse actions are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Mr. Norton will be entitled to cash severance payments equal to his average annual compensation at the date of termination multiplied by two. A Change in Control of the Company is generally defined in the employment agreement to mean a change in control of a nature that would be required to be reported in response to Item 6(c) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended. Mr. Norton's employment agreement provides that in the event that any payments to be paid thereunder are deemed to constitute "excess parachute payments" and, therefore, subject to an excise tax under Section 4999 of the Code, the amount of severance shall be reduced to an amount that will not result in any excess parachute payments.
Mr. Norton's agreement also provides that in the event of Mr. Norton's disability, retirement or death during the term of the agreement, Mr. Norton or his estate will receive payments equal to the amount of compensation for 12 months at his then current base salary. Based upon compensation levels at January 1, 1998, in the event of a termination of employment following a Change in Control, Mr. Norton would receive $152,320 in cash severance.

     Although the above-described employment agreement could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Indebtedness of Management

     The Bank, in the ordinary course of business, makes available to its directors and executive officers mortgage loans on their primary residences, consumer loans and loans on their savings accounts. Such loans are made on the same terms as comparable loans to other borrowers.



          PROPOSAL TO ADOPT THE 1998 STOCK OPTION PLAN

General

     The Board of Directors has adopted the Stock Option Plan to improve the growth and profitability of the Company and the Bank by providing employees and non-employee directors with a proprietary interest in the Company as an incentive to contribute to the success of the Company and the Bank, and to reward employees for outstanding performance. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that directors will not be eligible to receive incentive stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to key employees of the Company and the Bank and directors of the Company (up to 14 persons) with an exercise price equal to the fair market value of the Common Stock on the date of such approval.

Description of the Stock Option Plan

     The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

     Administration. The Stock Option Plan is administered and interpreted by a committee of the Board of Directors
("Committee") that is composed solely of two or more "Non-
Employee Directors."

     Stock Options. Under the Stock Option Plan, the Board of Directors or the Committee determines which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The aggregate amount of Awards made to all Non-Employee Directors may not exceed 11,902 shares (or 30% of the number of shares available under this Plan), no individual Non-Employee Director may receive Awards in excess of 11,902 shares divided by the number of Non-Employee Directors serving at the time the Award is made (currently a limit of 2,975 shares based upon 4 Non-Employee Directors), and no individual Employee may receive Awards in excess of 9,918 shares (or 25% of the number of shares available under this Plan). The per share exercise price of a stock option shall be not less than to the fair market value of a share of Common Stock on the date the option is granted.

     All options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate of 33 1/3% per year over three years, commencing on the date of grant and an additional 33 1/3% shall vest on each successive annual anniversary of the date the options were granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment with the Company is terminated for any reason other than his death or disability. Unless the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date of a change in control of the Company or on the date an optionee terminates his employment or service to the Company or a subsidiary company due to retirement, each as defined in the Stock Option Plan, if, as of such date of retirement or change in control of the Company, such treatment is either authorized or is not prohibited by applicable laws and regulations.

     Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionee's employment or service as a non-employee director terminates, unless extended by the Committee to a period not to exceed five years from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates his service as an employee or a non-employee director as a result of disability without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following the earlier of his death or termination due to disability, provided no option will be exercisable more than ten years from the date it was granted. Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit or one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

     Payment for shares purchased upon the exercise of options may be made in cash or, at the discretion of the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) or other property with a fair market value equal to the total option price, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by Committee or the Board) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

     Stock Appreciation Rights. Under the Stock Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

     Number of Shares Covered by the Stock Option Plan. A total of 39,675 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the conversion of American Savings Bank from the mutual to stock form or organization completed on March 25, 1997 ("Conversion"). In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any Award relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of the Common Stock outstanding.

     Amendment and Termination of the Stock Option Plan. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the date the Stock Option Plan was adopted by the Board and became effective by its terms.
Termination of the Stock Option Plan shall not affect any previously granted Awards.

     Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

     Neither the grant nor the exercise of an incentive stock option or a compensatory stock option under the Option Plan currently requires any charge against earnings under Generally Accepted Accounting Principles ("GAAP"). This treatment currently is being evaluated by the Financial Accounting Standards Board, which has issued an exposure draft which would require the recognition of expense under GAAP based upon the fair market value of stock compensation awards when stock options and similar awards are granted, and thus could change in the future. In certain circumstances, shares issuable pursuant to outstanding options under the Option Plan might be considered outstanding for purposes of calculating earnings per share.

     Stockholder Approval. No Awards will be granted under the Stock Option Plan unless the Stock Option Plan is approved by stockholders. Stockholder ratification of the Stock Option Plan will satisfy certain federal tax requirements.

     Awards to be Granted. The Board of Directors of the Company adopted the Stock Option Plan and approved the initial grant of non-qualified options to non-employee directors of the Company and the Bank. The options shall be effective upon stockholder approval of the Stock Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on the date of such approval. The following table sets forth certain information with respect to such initial grants. The Company has reserved the right to make future grants of shares to executive officers and employees of the Company and the Bank. The market value of shares of Common Stock of Vermilion Bancorp, Inc., at March 20, 1998 was $15 3/4 per share.

     Name of Individual or                   Number of Shares
                                Title           Subject to
 Number of Persons in Group                   Stock Options


All non-employee directors       ---               11,902
as a group (4 persons)

____________________________

(1) The amount of options to be granted to the executive officers, to executive officers as a group (2 persons) and all employees, not including executive officers, as a group
(8persons) has not been determined.

     The Board of Directors recommends that stockholders vote FOR adoption of the Stock Option Plan.

              PROPOSAL TO ADOPT THE 1998 RECOGNITION
                   AND RETENTION PLAN AND TRUST

General

     The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to retain personnel of experience and ability in key positions by providing employees and non-employee directors of the Company and the Bank with a proprietary interest in the Company as compensation for their contributions to the Company and the Bank and as an incentive to make such contributions in the future. Officers and key employees of the Company who are selected by the Board of Directors of the Company or a committee thereof, as well as non-employee directors of the Company, (for a total of 6 officers, key employees and directors) will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to employees and to non-employee directors as described below.

_Description of the Recognition Plan

     The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

     Administration. The Recognition Plan is administered and interpreted by a committee of the Board of Directors
("Committee") that is composed solely of two or more "Non-
Employee Directors."

     Upon stockholder approval of the Recognition Plan, the Company will acquire Common Stock on behalf of the Recognition Plan, in an amount necessary to purchase the number of shares of Common Stock equal to 4% of the Common Stock issued in the Conversion, or 15,870 shares. It is anticipated that these shares will be acquired through open market purchases. The aggregate amount of Awards made to all Non-Employee Directors may not exceed 4,761 shares (or 30% of the number of shares available under this Plan), no individual Non-Employee Director may receive Awards in excess of 4,761 shares divided by the number of Non-Employee Directors serving at the time the Award is made (currently a limit of 1,190 shares based upon 4 Non-Employee Directors), and no individual Employee may receive Awards in excess of 3,967 shares (or 25% of the number of shares available under this Plan).

     Grants. Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock and shall be earned by a recipient at the rate of 33 1/3% per year over three years, commencing on the date of grant and an additional 33 1/3% shall be earned as of each successive annual anniversary of the date of grant. A recipient will been titled to all voting and other stockholder rights with respect to shares which have been earned and distributed to such recipient under the Recognition Plan. However, until such shares have been earned and distributed, they may not be sold, pledged or otherwise disposed of and are required to be held in the Recognition Plan Trust ("Trust"). Under the terms of the Recognition Plan, after an award has been made, the recipient will be entitled to direct the Trustee as to the voting of the Common Stock covered by such award which has not yet been earned and distributed to the recipient. All shares of Common Stock held by the Trust which have not been awarded and shares which have been awarded as to which recipients have not directed the voting shall be voted by the Recognition Plan Trustee ("Trustee") in the same proportion as voted by the Trustee for shares allocated and which the Trustee receives directions for such vote by recipients. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned. Any cash dividends or stock dividends declared in respect of each vested share held by the Trust will be paid by the Trust as soon as practicable after the Trust's receipt thereof to the recipient on whose behalf such share is then held by the Trust.

     If a recipient terminates employment for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment with or service to the Company or any subsidiary terminates due to death or Disability, as defined in the Recognition Plan, shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable there after; provided, however, that awards shall be distributed in accordance with the Recognition Plan. In addition, in the event that a recipient's employment with or service to the Company or any subsidiary terminates due to retirement, as defined in the Recognition Plan, all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement, such treatment is either authorized or is not prohibited by applicable laws and regulations. All shares subject to an award held by a recipient also shall be deemed to be earned in the event of a change in control of the Company, as defined in the Recognition Plan, provided that as of the date of such change in control of the Company, such treatment is either authorized or is not prohibited by applicable laws an regulations.

     During the lifetime of the recipient, shares subject to an award may only be earned by and paid to the recipient, provided that shares subject to an award and rights to such shares shall be transferable by a recipient to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust. Shares subject to an award so transferred may not again be transferred other than to the recipient who originally received the grant or to an individual or trust to whom such recipient could have transferred shares subject to an award. Shares subject to awards which are transferred shall be subject to the same terms and conditions as would have applied to such shares subject to awards in the hands of the recipient who originally received the grant.

     Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

     Accounting Treatment. For accounting purposes, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. Unlike the treatment of Recognition Plan awards for tax purposes, however, the compensation expense recognized for accounting purposes is limited to the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value of the Common Stock at the time that a Recognition Plan grant vests.

     Stockholder Approval. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders.

     Shares to be Granted. The Board of Directors of the Company adopted the Recognition Plan and approved the initial grant of shares to non-employee directors of the Company and the Bank.
The awards shall be effective upon stockholder approval of the Recognition Plan. The following table sets forth certain information with respect to such grants. The Company has reserved the right to make future grants of shares to executive officers and employees of the Company and the Bank.

     Name of Individual or                     Number of Shares
 Number of Persons in Group       Title            Awarded


All non-employee directors         ---               4,761
as a group (4 persons)


     The Board of Directors recommends that stockholders vote FOR adoption of the Recognition and Retention Plan and Trust.

                   ADJOURNMENT OF ANNUAL MEETING

     Each proxy solicited hereby requests authority to vote for an adjournment of the Annual Meeting, if an adjournment is deemed to be necessary. The Company may seek an adjournment of the Annual Meeting for not more than 30 days in order to enable the Company to solicit additional votes in favor of the proposals to adopt the Stock Option Plan and/or the Recognition Plan in the event that either or both of such proposals have not received the requisite vote of stockholders at the Annual Meeting and either or both of such proposals have not received the negative votes of the holders of a majority of the Company's Common Stock. If the Company desires to adjourn the meeting with respect to either or both of the foregoing proposals, it will request a motion that the meeting be adjourned for up to 30 days with respect to such proposal or proposals (and solely with respect to such proposal or proposals, provided that a quorum is present at the Annual Meeting), and no vote will be taken on such proposal(s) at the originally scheduled Annual Meeting. Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any motion for adjournment in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of any motion to adjourn the meeting. Unless revoked prior to its use, any proxy solicited for the Annual Meeting will continue to be valid for any adjournment of the Annual Meeting, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, for the proposal(s) in question.

     Any adjournment will permit the Company to solicit additional proxies and will permit a greater expression of the stockholders' views with respect to such proposal(s). Such an adjournment would be disadvantageous to stockholders who are against the proposal(s), because an adjournment will give the Company additional time to solicit favorable votes and thus increase the chances of passing such proposal(s).

     If a quorum is not present at the Annual Meeting, no proposal will be acted upon and the Board of Directors of the Company will adjourn the Annual Meeting to a later date in order to solicit additional proxies on each of the proposals being submitted to stockholders.

     An adjournment for up to 30 days will not require either the setting of a new record date or notice of the adjourned meeting as in the case of an original meeting. The Company has no reason to believe that an adjournment of the Annual Meeting will be necessary at this time.

Because the Board of Directors recommends that stockholders vote FOR the proposals to adopt the Stock Option Plan and Recognition Plan, as discussed above, the Board of Directors recommends that stockholders vote FOR the possible adjournment of the Annual Meeting. The holders of a majority of the Company's Common Stock present, in person or by proxy, at the Annual Meeting will be required to approve a motion to adjourn the Annual Meeting.

      RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Geo. S. Olive & Co. LLC as independent auditors for the Company for the year ending September 30, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Geo. S. Olive & Co. LLC that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. Geo. S. Olive & Co. LLC will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF GEO. S. OLIVE & CO. LLC, AS
INDEPENDENT AUDITORS FOR THE YEAR ENDING SEPTEMBER 30, 1998.


                         OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                     STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the office of the Company no later than November 30, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


           ANNUAL REPORTS AND FINANCIAL STATEMENTS

     Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended September 30, 1997 ("Annual Report"). Included in the Annual Report are the financial statements of the Company as of September 30, 1997 and 1996 and for each of the years in the three-year period ended September 30, 1997, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL
FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT FOR THE YEAR ENDED SEPTEMBER 30, 1997. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY
SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT
ON FORM 10-KSB.  SUCH WRITTEN REQUESTS SHOULD BE DIRECTED
TO VERMILION BANCORP, INC., 714 NORTH VERMILION STREET,
DANVILLE, ILLINOIS 61832, ATTENTION: SECRETARY.  THE ANNUAL REPORT
ON FORM 10-KSB IS NOT A PART OF THIS PROXY STATEMENT.   THE
COMPANY'S FORM 10-KSB MAY ALSO BE RETRIEVED ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION: WWW.SEC.GOV.

Appendix A
                    VERMILION BANCORP, INC.
                    1998 STOCK OPTION PLAN


                           ARTICLE I
                   ESTABLISHMENT OF THE PLAN

     Vermilion Bancorp, Inc. (the "Corporation") hereby establishes this 1998 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                        ARTICLE II
                   PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and American Savings Bank (the "Bank") by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                         ARTICLE III
                         DEFINITIONS

     3.01 "Bank" means American Savings Bank, the wholly owned subsidiary of the Corporation.

     3.02 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

     3.03 "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Award, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or
(iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

     3.05 "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director as defined in Rule 16b-
3(b)(3)(i) of the Exchange Act or any successor thereto.

     3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

     3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under any long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

     3.09 "Effective Date" means the day upon which the Board approves this Plan.

     3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

     3.11   "Exchange Act" means the Securities Exchange Act of
1934, as amended.

     3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

     3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of
Section 422 of the Code or any successor thereto.

     3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank or any Subsidiary Company, including a Director Emeritus of the Board of Directors of the Corporation or the Board of Directors of the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

     3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

     3.16 "Offering" means the offering of Common Stock to the public pursuant to the conversion of the Bank to the stock form in March 1997.

     3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.18 "Option" means a right granted under this Plan to purchase Common Stock.

     3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

     3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

     3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.11.

     3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f)of the Code, at the time of granting of the Option in question.


                            ARTICLE IV
                     ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

     4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

     4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

     4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to bein the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

     4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                        ARTICLE V
                       ELIGIBILITY

     Awards may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards of Non-Qualified Options.



                       ARTICLE VI
             COMMON STOCK COVERED BY THE PLAN

     6.01 Option Shares. The aggregate number of shares of Common Stock which maybe issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 39,675, which is equal to 10.0% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan.

     6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.


                         ARTICLE VII
                       DETERMINATION OF
                  AWARDS, NUMBER OF SHARES, ETC.

     The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will bean Incentive Stock Option or a Non-Qualified Stock Option and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.


                        ARTICLE VIII
            OPTIONS AND STOCK APPRECIATION RIGHTS

     Each Option granted hereunder shall be on the following terms and conditions:

     8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

     8.02 Awards to Employee and Non-Employee Directors.
Specific Awards to Employees and Non-Employee Directors shall be made to such persons and in such amounts as are determined by the Board of Directors or the Committee. However, the aggregate amount of Awards made to all Non-Employee Directors may not exceed 11,902 shares (or 30% of the number of shares available under this Plan), no individual Non-Employee Director may receive Awards in excess of 11,902 shares divided by the number of Non-Employee Directors serving at the time the Award is made, and no individual Employee may receive Awards in excess of 9,918 shares (or 25% of the number of shares available under this Plan).

     8.03 Option Exercise Price.

          (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b), and subject to any applicable adjustment pursuant to Article IX hereof.

           (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, and subject to any applicable adjustment pursuant to Article IX hereof.

      8.04  Vesting and Exercise of Options.

            (a) General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 33 1/3 per year over three years, commencing on the date of grant and an additional 33 1/3% shall vest on each successive annual anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

             (b) Accelerated Vesting. Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability. All Options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director due to Retirement or there occurs a Change in Control of the Corporation if, as of such date of such Retirement or Change in Control of the Corporation, such treatment is either authorized or is not prohibited by applicable laws and regulations.

     8.05  Duration of Options.

             (a) General Rule. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to an Optionee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) months after the date on which the Optionee ceases to be employed by the Corporation and all Subsidiary Companies or serve as a Non-Employee Director, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service from three (3) months to a period not exceeding five (5) years.

             (b) Exceptions. If an Employee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability, to exercise such Options. If a Non-Employee Director dies while serving as a Non-Employee Director or terminates his service to the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Non-Employee Director or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability, to exercise such Options. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted. In the event of Retirement, an Employee or Non-Employee Director shall be entitled to the same time period set forth above in this Section 8.05(b) to exercise an Option if, as of the date of such Retirement, such treatment is either authorized or is not prohibited by applicable laws and regulations.

     8.06 Non-assignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.06. Options which are transferred pursuant to this Section 8.06 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     8.07 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option
Agreement provided for in Section 8.01 above.

     8.08 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and non-assessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

     8.09 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

     8.10 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this Section 8.10.

             (a)  Notwithstanding any contrary provisions
contained elsewhere in this Plan and as long as required by
Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

             (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

             (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of
Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

     8.11     Stock Appreciation Rights.

             (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

     The terms and conditions set with respect to a Stock Appreciation Right may include(without limitation), subject to other provisions of this Section 8.11 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the option to which it relates pursuant to Section 8.04 hereunder); the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

             (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right maybe exercised only within the period, if any, within which the Option to which it relates maybe exercised.

             (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

             (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option maybe granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

             (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.



                        ARTICLE IX
               ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Award to each Employee and each Non-Employee Director and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, provided that the adjustments to the per shares exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to incentive stock options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of
Section 422 and 425(h) of the Code, and the rules and regulations thereunder, new incentive stock options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding incentive stock options shall be made.


                          ARTICLE X
              AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any applicable regulatory requirements, required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.

                           ARTICLE XI
                   EMPLOYMENT AND SERVICE RIGHTS

     Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.


                            ARTICLE XII
                            WITHHOLDING

     12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.10(c).

     12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.


                        ARTICLE XIII
               EFFECTIVE DATE OF THE PLAN; TERM

     13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

     13.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.



                          ARTICLE XIV
                      STOCKHOLDER APPROVAL

     The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation in order to meet the requirements of Section 422 of the Code and regulations thereunder.


                          ARTICLE XV
                         MISCELLANEOUS

     15.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Delaware.

     15.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

Appendix B

                     VERMILION BANCORP, INC.
      1998 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT


                           ARTICLE I
               ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 Vermilion Bancorp, Inc. (the "Corporation") hereby establishes the 1998 Recognition and Retention Plan (the "Plan") and the Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1998 Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                        ARTICLE II
                   PURPOSE OF THE PLAN


     2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and American Savings Bank (the "Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation and the Bank and as an incentive to make such contributions in the future.


                         ARTICLE III
                         DEFINITIONS

     The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 Bank" means American Savings Bank, the wholly-owned subsidiary of the Corporation.

     3.02 Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.03 Board" means the Board of Directors of the Corporation.

     3.04 Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or
(iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

     3.05 Code" means the Internal Revenue Code of 1986, as amended.

     3.06 Committee" means the committee appointed by the Board pursuant to Article IV hereof.

     3.07 Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

     3.08 Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

     3.09 Effective Date" means the day upon which the Board approves this Plan.

     3.10 Employee" means any person who is employed by the Corporation, the Bank or a Subsidiary, or is an officer of the Corporation, the Bank or a Subsidiary, including officers or other employees who may be directors of the Corporation or the Bank.

     3.11  Exchange Act" means the Securities Exchange Act of
1934, as amended.

     3.12 Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank or any Subsidiary, including a Director Emeritus of the Board of Directors of the Corporation or the Board of Directors of the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary.

     3.13 Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

     3.14 Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

     3.15 Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

     3.16 Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

     3.17 Subsidiary" means the Bank and any other subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

     3.18 Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan for the purposes set forth herein.


                       ARTICLE IV
               ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act, or any successor thereto. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

     4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.


                           ARTICLE V
                         CONTRIBUTIONS

     5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

     5.02 Investment of Trust Assets; Number of Plan Shares. Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 15,870 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation.



                        ARTICLE VI
                   ELIGIBILITY; ALLOCATIONS

     6.01 Awards to Non-Employee Directors. Plan Share Awards to Non-Employee Directors shall be made to such persons and in such amounts as determined by the Board or the Committee. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 4,761 shares (30% of the number of shares available under this Plan) and no individual Non-Employee Director may receive Plan Share Awards in excess of 4,761 shares divided by the number of Non-Employee Directors serving at the time the Award is made.

     6.02 Awards to Employees. Plan Share Awards may be made to such Employees as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him. Plan Share Awards to Employees shall not exceed 3,967 shares (25% of the shares of Common Stock available under the Plan).

     6.03 Form of Allocation. As promptly as practicable after an allocation pursuant to Sections 6.01 or 6.02 that a Plan Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 Allocations Not Required to any Specific Employee or Non-Employee Director. Notwithstanding anything to the contrary in Sections 6.01 or 6.02 hereof, no Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.


                          ARTICLE VII
      EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01  Earning Plan Shares; Forfeitures.

             (a) General Rules. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate of thirty-three and one-third percent (33 1/3%) of the aggregate number of Shares covered by the Award over three years, commencing on the date of award and an additional 33 1/3% shall be earned as of each successive annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the third (3rd) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Sections 6.01 and 6.02 hereof as if no Award had been previously granted with respect to such Shares.
No fractional shares shall be distributed pursuant to this Plan.

             (b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that Awards shall be distributed in accordance with Section 7.03(a). In addition, in the event that a Recipient's employment or service as a Non-Employee Director with the Corporation, the Bank or any Subsidiary terminates due to Retirement, all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that as of the date of such Retirement, such treatment is either authorized or is not prohibited by applicable laws and regulations.

             (c) Exception for Terminations after a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control of the Corporation if, as of the date of such Change in Control of the Corporation, such treatment is either authorized or is not prohibited by applicable laws and regulations.

             (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

     7.02 Distribution of Dividends. Any cash dividends (including special large and nonrecurring dividends including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

     7.03  Distribution of Plan Shares.

             (a)  Timing of Distributions:  General Rule.  Plan
Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

             (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

             (c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

             (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

     7.04 Voting of Plan Shares. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in the same proportion as voted by the Trustee for shares allocated and which the Trustee receives directions for such vote by Recipients.

                            ARTICLE VIII
                               TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Board or the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

             (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

             (b) To invest any Trust assets not otherwise invested in accordance with (a)above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

             (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

             (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

             (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

             (f)  To employ brokers, agents, custodians,
consultants and accountants.

             (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

             (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

     8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

     8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                        ARTICLE IX
                       MISCELLANEOUS

     9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

     9.02 Amendment and Termination of Plan. The Board may, by resolution, at anytime amend or terminate the Plan and the Trust (including amendments which may result in the merger of the Plan or the Trust with and into other plans or trusts of the Corporation or successor thereto), subject to any applicable regulatory requirement, any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in
Article VII.

     9.03 Nontransferable. During the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to
Section 6.03, provided that Plan Share Awards and rights to Plan Shares shall be transferable by a Recipient to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust. Plan Share Awards so transferred may not again be transferred other than to the Recipient who originally received the grant of Plan Share Award or to an individual or trust to whom such Recipient could have transferred Plan Share Awards pursuant to this Section 9.03. Plan Share Awards which are transferred pursuant to this Section 9.03 shall be subject to the same terms and conditions as would have applied to such Plan Share Awards in the hands of the Recipient who originally received the grant of such Plan Share Award. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

     9.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

     9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

     9.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Delaware.

     9.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the receipt of any applicable regulatory approvals or non-objections and approval of the Corporation's stockholders.

     9.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

     9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustee of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 24th day of March 1998.


     VERMILION BANCORP, INC.



                              By:  /s/ MERRILL G. NORTON
                                   Merrill G. Norton
                                   President and
                                   Chief Executive Officer



ATTEST:   TRUSTEES:



/s/ WILLIAM T. INGRAM                  /s/ MERRILL G. NORTON
William T. Ingram                      Merrill G. Norton
Corporate Secretary

                                       /s/  WILLIAM T. INGRAM
                                       William T. Ingram



                                       /s/ THOMAS B. MEYER
                                       Thomas B. Meyer

REVOCABLE PROXY


                    VERMILION BANCORP, INC.


      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF VERMILION BANCORP, INC. ("COMPANY") FOR USE AT THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 1998 AND AT ANY
ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of March 27, 1998, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the main office of the Company located at 714 North Vermilion Street, Danville, Illinois 61832 on Wednesday, April 22, 1998 at 5:30 p.m., Central Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

     1.  ELECTION OF DIRECTORS.

   ___   FOR all nominees listed below  ___ WITHHOLD AUTHORITY
         (except as marked to the           to vote for all
         contrary below)                    nominees listed
                                            below

William T. Ingam and Dr. Robert Ewbank


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


_________________________________

    2.  PROPOSAL to adopt the Company's 1998 Stock Option Plan.

   ___  FOR     ___ AGAINST    ___ ABSTAIN

    3. PROPOSAL to adopt the Company's 1998 Recognition and
Retention Plan and Trust.

   ___  FOR     ___ AGAINST    ___ ABSTAIN


    4. PROPOSAL to adjourn the Annual Meeting, if necessary, to solicit additional proxies.

   ___  FOR     ___ AGAINST    ___ ABSTAIN


    5. RATIFICATION OF THE APPOINTMENT of Geo. S. Olive & Co. LLC as independent auditors of the Company for the year ending
September 30, 1998.

   ___  FOR     ___ AGAINST    ___ ABSTAIN


    6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
Meeting

    Shares of Common Stock of the Company will be voted as specified. If not otherwise specified, this proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors, FOR the adoption of the Company's 1998 Stock Option Plan, FOR the adoption of the Company's 1998 Recognition and Retention Plan and Trust, FOR the proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies, and FOR the ratification of the appointment of Geo. S. Olive & Co. LLC as independent auditors. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company to be held on April 22, 1998, or any adjournment thereof, a Proxy Statement for the Annual Meeting and the 1997 Annual Report to Stockholders of the Company prior to the signing of this proxy.

                                  Dated: ___________ ___, 1998.



                              ____________________________________
                                      Signature(s)


                          Please sign exactly as your name(s)
                          appear(s) on this Proxy.  When signing
                          in a representative capacity, please
                          give title.  When shares are held
                          jointly, both should sign. YOU MAY
                          REVOKE THIS PROXY AT ANY TIME PRIOR TO
                          THE TIME IT IS VOTED AT THE ANNUAL
                          MEETING.

                       Please check if you plan to attend
                                             the meeting.  ___



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.





============================== End Part 2
===============================